UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

MidCap Financial Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3450

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market
8.00% Notes due 2028	MFICL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

AFT Mergers

On July 22, 2024, MidCap Financial Investment Corporation, a Maryland corporation (the “Company”), completed its previously announced acquisition of Apollo Senior Floating Rate Fund Inc., a Maryland corporation (“AFT”), pursuant to that certain Agreement and Plan of Merger (the “AFT Merger Agreement”), dated as of November 7, 2023, by and among the Company, AFT, AFT Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“AFT Merger Sub”), and, solely for the limited purposes set forth therein, Apollo Investment Management, L.P., a Delaware limited partnership and the Company’s investment adviser (the “Adviser”). Pursuant to the AFT Merger Agreement, AFT Merger Sub was first merged with and into AFT, with AFT continuing as the surviving company (the “AFT First Merger”), and, following the effectiveness of the AFT First Merger, AFT was then merged with and into the Company, with the Company continuing as the surviving company (together with the AFT First Merger, the “AFT Mergers”).

In accordance with the terms of the AFT Merger Agreement, at the effective time of the AFT First Merger, each outstanding share of common stock, par value $0.001 per share, of AFT was converted into the right to receive 0.9547 shares of common stock, par value $0.001 per share, of the Company. As a result, the Company issued an aggregate of approximately 14,868,092 shares of its common stock to AFT’s former stockholders.

The foregoing description of the AFT Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the AFT Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on November 7, 2023.

AIF Mergers

On July 22, 2024, the Company completed its previously announced acquisition of Apollo Tactical Income Fund Inc., a Maryland corporation (“AIF”), pursuant to that certain Agreement and Plan of Merger (the “AIF Merger Agreement”), dated as of November 7, 2023, by and among the Company, AIF, AIF Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“AIF Merger Sub”), and, solely for the limited purposes set forth therein, the Adviser. Pursuant to the AIF Merger Agreement, AIF Merger Sub was first merged with and into AIF, with AIF continuing as the surviving company (the “AIF First Merger”), and, following the effectiveness of the AIF First Merger, AIF was then merged with and into the Company, with the Company continuing as the surviving company (together with the AIF First Merger, the “AIF Mergers” and, together with the AFT Mergers, the “Mergers”).

In accordance with the terms of the AIF Merger Agreement, at the effective time of the AIF First Merger, each outstanding share of common stock, par value $0.001 per share, of AIF was converted into the right to receive 0.9441 shares of common stock, par value $0.001 per share, of the Company. As a result, the Company issued an aggregate of approximately 13,658,992 shares of its common stock to AIF’s former stockholders.

The foregoing description of the AIF Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the AIF Merger Agreement, a copy of which was filed by the Company as Exhibit 2.2 to its Current Report on Form 8-K, filed on November 7, 2023.

Item 7.01	Regulation FD Disclosure.

On July 22, 2024, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 21, 2024, the Board of Directors of the Company declared a special distribution (the “Special Distribution”) for shares of its common stock in the amount of $0.20 per share of common stock. The Special Distribution is payable to stockholders of record as of August 5, 2024 and will be paid on or about August 15, 2024.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Fund Acquired

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of November 7, 2023, among MidCap Financial Investment Corporation, Apollo Senior Floating Rate Fund Inc., AFT Merger Sub, Inc. and Apollo Investment Management, L.P. (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 filed with MidCap Financial Investment Corporation’s Current Report on Form 8-K (File No. 814-00646) on November 7, 2023).

2.2	Agreement and Plan of Merger, dated as of November 7, 2023, among MidCap Financial Investment Corporation, Apollo Tactical Income Fund Inc., AIF Merger Sub, Inc. and Apollo Investment Management, L.P. (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.2 filed with MidCap Financial Investment Corporation’s Current Report on Form 8-K (File No. 814-00646) on November 7, 2023).

99.1	Press Release of MidCap Financial Investment Corporation, dated July 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name:	Kristin Hester
Title:	Chief Legal Officer and Secretary

Date: July 22, 2024